SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                      FEBRUARY 28, 2005 (FEBRUARY 24, 2005)
                Date of Report (Date of earliest event reported)

                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                         13114 EVENING CREEK DRIVE SOUTH
                           SAN DIEGO, CALIFORNIA 92128
                    (Address of principal executive offices)

                                 (858) 679-1504
              (Registrant's telephone number, including area code)


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ITEM 7.01.      REGULATION FD DISCLOSURE.

         As referenced by the press release dated February 28, 2005 filed herewith as Exhibit 99.1, Fujitsu Ten Corporation of America and e.Digital Corporation have entered into a settlement of the disputes between them. In connection therewith, Fujitsu Ten Corporation of America has paid e.Digital Corporation $200,000 in settlement of all claims.

         The Exhibit referenced above is hereby furnished pursuant to Item 7.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         E.DIGITAL CORPORATION

                                         By: /s/ Atul Anandpura
Date: February 28, 2005                  ----------------------------
                                         Atul Anandpura, Chief
                                         Executive Officer
                                         (Principal Executive
                                         Officer and duly
                                         authorized to sign on
                                         behalf of the
                                         Registrant)

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION


         99.1 Press Release dated February 28, 2005 relating to settlement of dispute with Fujitsu Ten Corporation of America